Exhibit 32

CERTIFICATION

               The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2004	/s/ WILLIAM P. MURNANE

President and
Chief Executive Officer

Date: May 13, 2004	/s/ THOMAS PAULSON

Chief Financial Officer